UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2021
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600, Houston, Texas 77057-2261
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders ("Annual Meeting") of Crown Castle International Corp. ("Company") was held on May 21, 2021, at which meeting the Company’s stockholders (1) elected each of the twelve nominees for director, to serve until the Company’s next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2021, (3) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting and (4) expressed a non-binding preference that the Company conduct a vote on the compensation of the Company’s named executive officers every one year. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	375,178,775	2,731,659	231,853	19,431,324
Jay A. Brown	374,900,105	3,064,489	177,693	19,431,324
Cindy Christy	365,647,779	12,279,110	215,398	19,431,324
Ari Q. Fitzgerald	361,628,765	16,279,778	233,744	19,431,324
Andrea J. Goldsmith	375,818,527	2,108,146	215,614	19,431,324
Lee W. Hogan	365,475,862	12,429,590	236,835	19,431,324
Tammy K. Jones	377,343,020	579,847	219,420	19,431,324
J. Landis Martin	354,656,875	23,252,579	232,833	19,431,324
Anthony J. Melone	375,094,382	2,811,009	236,896	19,431,324
W. Benjamin Moreland	374,215,789	3,741,793	184,705	19,431,324
Kevin A. Stephens	377,478,622	427,693	235,972	19,431,324
Matthew Thornton, III	376,646,255	1,259,681	236,351	19,431,324

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
396,514,234	941,809	117,568	0

3) The non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
366,150,171	11,385,949	606,167	19,431,324

4) The nonbinding, advisory vote on the frequency of voting on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions
370,787,817	150,051	7,007,548	196,871

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Executive Vice President and General Counsel
Date: May 24, 2021